UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2024

Biora Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39334	27-3950390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4330 La Jolla Village Drive, Suite 300
San Diego, California	92122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 727-2841

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BIOR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on August 12, 2024, Biora Therapeutics, Inc. (the “Company”) entered into the transactions described below (the “Debt Exchange Transactions”). The Debt Exchange Transactions closed on August 15, 2024 (the “Initial Closing Date”).

Note Purchase Agreement

The Company entered into a Convertible Notes Purchase Agreement (the “Note Purchase Agreement”), dated August 12, 2024, with the purchasers named therein (the “Purchasers”), pursuant to which the Purchasers agreed to purchase up to $16,000,000 in aggregate principal amount of a new tranche (the “Payment Priority Notes”) of the Company’s 11.00% / 13.00% Convertible Senior Secured Notes due 2028 (“2028 Notes”) from the Company for cash at par value. On the Initial Closing Date, (i) the Purchasers purchased $4,000,000 aggregate principal amount of Payment Priority Notes and (ii) the Purchasers were granted warrants (the “Initial Commitment Warrants”) to purchase an aggregate of 6,677,794 shares of common stock of the Company, par value $0.001 per share (the “Common Stock”).

Additional description of the Note Purchase Agreement was provided in the Company’s Current Report on Form 8-K filed on August 12, 2024 (the “Prior 8-K”) and a copy of the form of Note Purchase Agreement was filed as Exhibit 10.1 thereto. That description and the exhibit are incorporated herein by reference, and the foregoing description of the Note Purchase Agreement is qualified in its entirety by reference thereto.

Note Exchange Agreement

The Company entered into a Convertible Notes Exchange Agreement, dated August 12, 2024 (the “Note Exchange Agreement”), with holders of the Company’s 2028 Notes, pursuant to which, on the Initial Closing Date, the Company acquired an aggregate of $10,759,986 in aggregate principal amount, plus accrued and unpaid interest thereon, of the existing 2028 Notes in exchange for $10,759,986 of a series of Payment Priority Notes.

Additional description of the Note Exchange Agreement was provided in the Prior 8-K and a copy of the form of Note Exchange Agreement was filed as Exhibit 10.2 thereto. That description and the exhibit are incorporated herein by reference, and the foregoing description of the Note Exchange Agreement is qualified in its entirety by reference thereto.

Amended and Restated Indenture

In connection with the Debt Exchange Transactions, the Company amended and restated the existing indenture (the “Indenture”), dated December 19, 2023, by and between the Company and GLAS Trust Company LLC, as trustee (the “Trustee”), as amended by the supplemental indenture, dated March 8, 2024 (as so amended and restated, the “A&R Indenture”). The Payment Priority Notes are the Company’s senior secured obligations with payment priority over the existing 2028 Notes, and are secured by substantially all of the Company’s and its subsidiaries’ assets pursuant to a security agreement, dated December 19, 2023, by and among the Company, certain of its subsidiaries from time to time party thereto and the Trustee, as collateral agent.

Additional descriptions of the A&R Indenture and the Payment Priority Notes were provided in the Prior 8-K and are incorporated herein by reference, and the foregoing descriptions of the A&R Indenture and Payment Priority Notes are qualified in their entirety by reference thereto. The forms of A&R Indenture and Payment Priority Note are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference, and the foregoing descriptions of the A&R Indenture and Payment Priority Note are qualified in their entirety by reference thereto.

Warrants

The Initial Commitment Warrants have an exercise price of $0.60 per share and are exercisable at any time from the date of issuance (subject to any limitations under the rules of Nasdaq that require stockholder approval of issuance of shares) until the fifth anniversary of the later of the issuance thereof and the date of Stockholder Approval (as defined in the Note Purchase Agreement and Note Exchange Agreement) (to the extent required) for the complete exercise thereof. The Initial Commitment Warrants are subject to certain exercise limitations, including a limitation on the ability to exercise if the holder’s beneficial ownership of Common Stock (together with its affiliates and certain attribution parties) would exceed levels set as specified in the applicable Initial Commitment Warrant.

Additional description of the Initial Commitment Warrants was provided in the Prior 8-K and is incorporated herein by reference, and the foregoing description of the Initial Commitment Warrants is qualified in its entirety by reference thereto. The form of Initial Commitment Warrant is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Initial Commitment Warrant is qualified in its entirety by reference thereto.

Additional Warrants

A Purchaser received an additional 100,000 warrants at the Initial Closing Date (the “Additional Warrants” and, together with the Initial Commitment Warrants, the “Warrants”). Such Additional Warrants have an exercise price of $0.60 per share and are exercisable at any time from the date of issuance (subject to any limitations under the rules of Nasdaq that require stockholder approval of issuance of shares) until the fifth anniversary of the later of the issuance thereof and the date of Stockholder Approval (to the extent required) for the complete exercise. The Additional Warrants are subject to certain exercise limitations, including a limitation on the ability to exercise if the holder’s beneficial ownership of Common Stock (together with its affiliates and certain attribution parties) would exceed levels set as specified in the applicable Additional Warrant.

Additional description of the Additional Warrants was provided in the Prior 8-K and is incorporated herein by reference, and the foregoing description of the Additional Warrants is qualified in its entirety by reference thereto. The form of Additional Warrant is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Additional Warrant is qualified in its entirety by reference thereto.

Registration Rights Agreement

On the Initial Closing Date, in connection with the Debt Exchange Transactions, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers, which provides that the Company will register the resale of all shares of Common Stock issuable upon conversion or exercise of, or otherwise issuable pursuant to, the 2028 Notes, including the Payment Priority Notes, the warrants issued pursuant to the Note Exchange Agreement or the Note Purchase Agreement, and the warrants subject to the warrant amendment, including, for the avoidance of doubt, in respect of interest amounts payable on the 2028 Notes in accordance with the terms thereof. The Company is required to prepare and file a registration statement with the Securities and Exchange Commission (“SEC”) no later than the fifth business day after the Initial Closing Date, and to use its commercially reasonable efforts to have the registration statement declared effective 10 business days after the Initial Closing Date (if the SEC notifies the Company that it will not review or has completed its review of the registration statement).

A copy of the form of Registration Rights Agreement is filed as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Registration Rights Agreement is qualified in its entirety by reference thereto.

Warrant Amendments

On the Initial Closing Date, the Company and the Purchasers participating in the Debt Exchange Transactions entered into a Warrant Amendment (the “Warrant Amendment”) to amend outstanding warrants previously issued to lower the exercise price to $0.60 per share and to provide that, after the Stockholder Approval, the Company may repurchase 20% of such warrants at a price of $0.001 per share underlying such warrants, subject to certain conditions. The warrants subject to the Warrant Amendment are the following: (i) 323,886 warrants issued in June 2021 (post-adjustment for reverse stock splits); (ii) 500,249 warrants issued in November 2022 (post-adjustment for reverse stock splits); (iii) 17,476,790 warrants issued in December 2023; (iv) 2,000,000 warrants issued in March 2024; (v) 1,363,637 warrants issued in April 2024; and (vi) 1,249,999 warrants issued in July 2024.

A copy of the form of Warrant Amendment is filed as Exhibit 4.6 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Warrant Amendment is qualified in its entirety by reference thereto.

Voting Agreement

On the Initial Closing Date, entities affiliated with Athyrium Capital Management, LP (solely in their respective capacities as Company stockholders) entered into a voting agreement (the “Voting Agreement”) to vote all of their shares of Common Stock in favor of the adoption and approval of the Stockholder Approval.

A copy of the form of Voting Agreement is filed as Exhibit 4.7 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Voting Agreement is qualified in its entirety by reference thereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K regarding the Note Exchange Agreement, the Note Purchase Agreement and the A&R Indenture is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K to the extent required.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K regarding the Note Exchange Agreement and the Note Purchase Agreement is hereby incorporated into this Item 3.02 by reference. The exchange of the existing 2028 Notes and the issuance of the Payment Priority Notes pursuant to the Note Exchange Agreement is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(9) thereof. The sale of the Payment Priority Notes and the issuance of the Warrants pursuant to the Note Purchase Agreement are exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	A&R Indenture, dated August 15, 2024, between the Company and GLAS Trust Company LLC, as trustee and collateral agent.

4.2	Form of Payment Priority Note (included as Exhibit A to Exhibit 4.1 hereto).

4.3	Form of Initial Commitment Warrant.

4.4	Form of Additional Warrant.

4.5	Form of Registration Rights Agreement, dated as of August 15, 2024, by and between the Company and the investors named therein.

4.6	Form of Warrant Amendment, dated as of August 15, 2024, by and between the Company and the investors named therein.

4.7	Form of Voting Agreement, dated as of August 15, 2024, by and between the Company and the investors named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Biora Therapeutics, Inc.

Date: August 21, 2024	By:	/s/ Eric d’Esparbes
Eric d’Esparbes
Chief Financial Officer